THE ADVISORS' INNER CIRCLE FUND

                      STERLING CAPITAL SMALL CAP VALUE FUND

     SUPPLEMENT DATED OCTOBER 27, 2005 TO THE PROSPECTUS DATED MARCH 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The prospectus is hereby amended and supplemented to reflect changes in Sterling Capital Management LLC's definition of the term "small cap" with regard to the Sterling Capital Small Cap Value Fund.

o The following information replaces the second paragraph under the heading "What are the Principal Investment Strategies of the Funds?" on page 1 of the prospectus:

         SMALL CAP VALUE FUND

         The Small Cap Value Fund normally seeks to achieve its objective by investing primarily (at least 90% of its net assets) in common stocks of small cap companies. The fund defines a small cap company as a company with a market capitalization ranging from $100 million to $2 billion at the time of purchase.

o The following paragraph replaces the first paragraph underneath the subheading "In What Types of Securities do the Funds Invest" and heading "Principal Investments and Risks of the Funds" on page 18 of the prospectus:

         SMALL CAP VALUE FUND

         The Small Cap Value Fund normally seeks to achieve its objective by investing primarily (at least 90% of its net assets at the time of initial purchase) in common stocks of companies with market capitalization of $100 million to $2 billion. The Adviser intends to fully invest the fund and normally expects that cash reserves will represent a relatively small percentage of the fund's assets (generally 10% or less). While the fund invests mainly in common stocks, it may also invest in other types of equity securities.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






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